UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 1, 2015

EQUIFAX INC.

(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W., Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2015, the Board of Directors of Equifax Inc. (the “Company”) adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”). The changes to the Bylaws are summarized as follows:

Article Two, Section 2.5 “Mandatory Retirement Age”: Updated the mandatory retirement requirements for independent directors. Section 2.5, marked to show changes from the previous language, is shown below with the deleted text struck out, and the inserted text underlined:

Section 2.5 Mandatory Retirement Age~~Term Limits~~. ~~A~~ Directors will not be nominated for election or re-election to the Board after their 72nd birthday ~~reaching 72 years of age~~ (~~or~~ 65th birthday~~years of age~~ for Directors who are also employees of the Company) and shall serve until his or her current term has expired~~shall submit his or her resignation from the Board~~. A Director who changes his or her employer or otherwise has a significant change in job responsibilities or other business or professional relationships after his or her most recent election to the Board shall ~~also~~offer to submit his or her resignation from the Board. Notwithstanding the preceding, a Director may, at the request of the Governance Committee and if ratified by the Board, continue to serve as a Director after the mandatory~~normal~~ retirement date~~age~~ or after a change of employer or job responsibilities or other relationships, if he or she continues in a position or in business or professional activities, or possesses special qualifications, that the Governance Committee and Board determine would be of substantial benefit to the Company. Any such continuation shall be for such period or periods as the Governance Committee, subject to the approval of the Board, shall elect.

A copy of the Company’s Bylaws, including the amendment referenced above, is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission Of Matters To A Vote Of Security Holders.

The 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 1, 2015. There were 119,336,799 shares of common stock outstanding and entitled to be voted, and 110,342,529 of those shares (92.46% of the outstanding shares on the March 4, 2015 record date for the Annual Meeting) were represented in person or by proxy at the Annual Meeting.

Three items of business were acted upon by the shareholders of the Company at the Annual Meeting:

1.	The election of ten directors to serve until the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

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2.	Ratification of the action of the Audit Committee of the Board of Directors appointing Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2015; and

3.	An advisory vote to approve named executive officer compensation as disclosed in the proxy statement filed with the Securities and Exchange Commission on March 20, 2015 (the “Proxy Statement”) relating to the Annual Meeting.

The shareholders elected all ten of the Company’s nominees for director; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015; and approved the advisory vote on named executive officer compensation.

1.	Election of Directors:

	Shares For	Shares Against	Shares Abstaining

James E. Copeland, Jr.	101,307,861	1,566,425	406,860
Robert D. Daleo	98,361,104	4,513,507	406,535
Walter W. Driver, Jr.	98,223,432	4,648,753	408,961
Mark L. Feidler	102,451,423	429,514	400,209
L. Phillip Humann	96,462,611	6,433,453	385,082
Robert D. Marcus	102,329,662	552,813	398,671
Siri S. Marshall	100,739,596	2,110,797	430,753
John A. McKinley	102,437,078	437,308	406,760
Richard F. Smith	99,738,714	2,558,399	984,033
Mark B. Templeton	98,367,934	4,509,283	403,929

There were 7,061,383 broker non-votes with respect to each director nominee listed above.

Accordingly, each of the ten nominees received a majority of the votes cast in favor of that director’s election and was elected.

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2.	Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	108,363,780
Votes Against	1,556,986
Abstentions	421,763

There were no broker non-votes on this proposal.

Accordingly, a majority of the votes cast on the ratification of the auditors were in favor of the proposal and the appointment of Ernst & Young LLP as independent auditors for 2015 was ratified.

3.	Advisory Vote on Named Executive Officer Compensation:

Votes For	89,407,804
Votes Against	12,411,471
Abstentions	1,461,871

There were 7,061,383 broker non-votes on this proposal.

Accordingly, a majority of the votes cast on the advisory vote to approve named executive compensation were in favor of approval of the Company’s named executive officer compensation as disclosed in the Proxy Statement.

Item 7.01.   Regulation FD Disclosure.

The information disclosed under Item 5.07 is incorporated in this item by reference.

On May 1, 2015, the Company issued a press release announcing, among other matters disclosed, that its Board of Directors has authorized the repurchase of up to an additional $550 million of its common stock in connection with a previously authorized share repurchase program.   This amount is in addition to the approximately $203 million unused Board authorization which was available at April 30, 2015 under the existing share repurchase program.  Repurchases under the program will be effected from time to time through open market and privately negotiated transactions, subject to market conditions.  The program has no stated expiration date.  A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws of Equifax Inc., effective as of May 1, 2015.
99.1	Press release of Equifax Inc. dated May 1, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2015	EQUIFAX INC.

/s/John J. Kelley III
John J. Kelley III
Corporate Vice President and Chief Legal Officer

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Exhibit Index

The following exhibits are being furnished with this report:

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Equifax Inc., effective as of May 1, 2015
99.1	Press release of Equifax Inc. dated May 1, 2015.

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